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                                                                      EXHIBIT 21

                                 AMRESCO, INC.
                             CORPORATE INFORMATION
                          SUBSIDIARIES AND AFFILIATES
                               TABLE OF CONTENTS

CORPORATIONS

AMRESCO, INC.
AFC EQUITIES, INC.
AMRESCO 1994-N2, INC.
AMRESCO ADVISORS, INC.
AMRESCO ATLANTA INDUSTRIAL, INC.
AMRESCO BUILDERS GROUP, INC.
AMRESCO CANADA INC.
AMRESCO CAPITAL CORPORATION
AMRESCO CAPITAL CONDUIT CORPORATION
AMRESCO CAPITAL LIMITED, INC.
AMRESCO COMMERCIAL MORTGAGE FUNDING CORPORATION
AMRESCO COMMERCIAL MORTGAGE FUNDING, L.P.
AMRESCO CONSOLIDATION CORP.
AMRESCO EQUITIES CANADA INC.
AMRESCO FINANCIAL I, INC.
AMRESCO FINANCIAL I, L.P.
AMRESCO FUNDING CORPORATION
AMRESCO-INSTITUTIONAL, INC.
AMRESCO INVESTMENTS, INC.
AMRESCO MANAGEMENT, INC.
AMRESCO-MBS I, INC.
AMRESCO-MBS II, INC.
AMRESCO NEW ENGLAND, INC.
AMRESCO NEW ENGLAND, L.P.
AMRESCO NEW ENGLAND II, INC.
AMRESCO NEW ENGLAND II, L.P.
AMRESCO NEW HAMPSHIRE, INC.
AMRESCO NEW HAMPSHIRE, L.P.
AMRESCO OVERSEAS, INC.
AMRESCO PORTFOLIO INVESTMENTS, INC.
AMRESCO PRINCIPAL MANAGERS I, INC.
AMRESCO PRINCIPAL MANAGERS II, INC.
AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.
AMRESCO RESIDENTIAL CONDUIT, INC
AMRESCO RESIDENTIAL CREDIT CORPORATION
AMRESCO RESIDENTIAL MORTGAGE CORPORATION
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AMRESCO RESIDENTIAL SECURITIES CORPORATION
AMRESCO RHODE ISLAND, INC.
AMRESCO SERVICES CANADA INC.
AMRESCO TEXAS, INC.
AMRESCO RETAIL VENTURES I LIMITED
AMRESCO UK HOLDINGS LIMITED
AMRESCO UK LIMITED
AMRESCO UK VENTURES LIMITED
AMRESCO JERSEY VENTURES LIMITED
OLD MIDLAND HOUSE LIMITED
AMRESCO VENTURES, INC.
ASSET MANAGEMENT RESOLUTION COMPANY
BCS ASSET MANAGEMENT CORPORATION
BCS MANAGEMENT CORP. I
BEI 1992-N1, INC.
BEI 1993-N3, INC.
BEI 1994-N1, INC.
BEI MULTI-POOL, INC.
BEI PORTFOLIO INVESTMENTS, INC.
BEI PORTFOLIO MANAGERS, INC.
BEI REAL ESTATE SERVICES, INC.
BEI SANJAC, INC.
ENT MIDWEST, INC.
ENT NEW JERSEY, INC.
ENT SOUTHERN CALIFORNIA, INC.
GRANITE EQUITIES, INC.
HOLLIDAY FENOGLIO, INC.
LIFETIME HOMES OF NEW JERSEY, INC.
NORTHSTAR MANAGEMENT CORPORATION
OAK CLIFF FINANCIAL, INC.
PRESTON HOLLOW ASSET HOLDINGS, INC.
WHITEROCK INVESTMENTS, INC.